UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

FS Chiron Capital Allocation Fund

FS Chiron SMid Opportunities Fund

Annual Report	October 31, 2021

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

TABLE OF CONTENTS

Management Discussion	1

The Funds file their complete schedules of investments with the US Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-9-CHIRON (877-924-4766); and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

MANAGEMENT DISCUSSION

Following unprecedented social, economic and financial market disruption in the first half of the year, 2020 finished on a hopeful note. Hard-hit value sectors rallied while those that led after the onset of pandemic took a breather in November following the vaccine announcement. The prospect of a cyclical recovery saw a weakening dollar and signs of increasing global economic activity. As 2020 came to a close, markets had stabilized and investor’s focus turned to the possibility of a more sustained global recovery and the possible ramifications on investor portfolio positioning.

Markets entered the first quarter of 2021 showing signs of reflation, especially in the U.S. as growth and inflation expectations rose, the yield curve steepened, and value stocks made their long-awaited return to prominence. A rapid rise in U.S. treasury yields accelerated the shift in U.S. equity market leadership from growth to value stocks. Typical of an early-cycle rotation, however, markets endured their share of volatility throughout the first quarter.

Despite the rally in global equities, a widening dispersion of performance across regions indicated that the recovery would be uneven. European equities rose in what turned out to be a tumultuous quarter. The EU was much slower to distribute vaccines than the U.S. and the U.K. and remained mired in a third wave of the pandemic, sapping growth expectations for 2021. Despite lagging fundamentals, Europe’s value-centric equity market was seen by investors as a beta play on global growth, though a stronger U.S. dollar (USD) complicated matters. Emerging markets lagged developed markets driven by a strengthening USD and a volatile start to the year for Chinese equities as the country appeared set to tighten monetary policy.

Following a first quarter in which the reflation trade dominated financial markets, Q2 delivered a decidedly more complex environment. The 10-year U.S. Treasury yield declined as markets digested inflation data, sporadic COVID outbreaks and central bank reactions. Despite a less reflationary tone, economic data continued to be strong. The fall in yields had clear ramifications for equity markets which remained extremely sensitive to rates. Growth outperformed value and U.S. markets led the rest of the world. The Fed’s reaction to inflation pressures at its June meeting was taken by markets as more hawkish than expected, accelerating the curve flattening.

Meanwhile European markets rallied as vaccinations accelerated and the disbursement of Recovery Fund monies improved the economic backdrop. Despite stronger fundamentals and Europe’s value orientation, falling bond yields drove growth stock outperformance just as it did in the U.S. The U.K. lagged among developed markets given the more defensive makeup of its economy and despite a strong vaccination campaign and improving economic growth prospects. Emerging markets rose during the quarter, with notable dispersion across regions. China’s turn toward tighter policy, along with its regulatory crackdown on tech giants, weighed on both the cyclical and tech areas of the market and dragged down broader emerging Asia. On the other end of the spectrum, Brazil and India outperformed as their markets rebounded from COVID-driven declines.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

Entering the third quarter, markets continued to track the unique and rapidly unfolding economic cycle. While the global economy broadly remained on solid footing, supply shortages, new COVID variants and waning central bank accommodations began to assert themselves as headwinds to growth.

U.S. equities were broadly flat in the third quarter as challenges to economic growth became more prominent. Equity market leadership remained acutely sensitive to movements in yields, with growth stocks outperforming over the first two months of the quarter before lagging in September as interest rates increased. The S&P 500 Index declined in September after seven consecutive months of gains. Inflation proved more persistent than many originally expected, as supply bottlenecks and spikes in demand drove CPI numbers higher. Markets were caught a bit off guard by the tone of comments from the Federal Reserve which all but announced plans to start tapering asset purchases in November. As a result, markets increasingly priced in Fed rate hikes in 2022.

European markets rose modestly as most countries opted not to reimpose harsh restrictions during the delta variant outbreak. A strong vaccination campaign, alongside the disbursement of Recovery Fund monies and continued accommodation from the European Central Bank, propped up European stocks. Meanwhile, the U.K. continued to deal with persistently high COVID case counts as well as an energy supply crunch that threatened higher inflation. Emerging markets equities declined in the quarter and endured their largest underperformance versus developed markets since 2015. China’s ongoing regulatory crackdown on various industries alongside its push to curb leverage and speculation in its real estate market sent the MSCI China Index down nearly 20%.

In October, the last month of the Fund’s fiscal year, U.S. stocks outperformed global peers as the prospect of tighter monetary policy and flatter yield curves drove outperformance of large tech stocks. Global equities rebounded following their first monthly decline in eight months as the delta variant wave began to fade in parts of the world and Q3 earnings came in strong.

Our running thesis at FS Chiron has been that we are operating in a mini cycle within a larger and more dynamic economic cycle. COVID-19 acted as a giant natural disaster, and the policy and market responses have been similar. Given what has transpired, it is more important than ever to get your bearings, understand your starting point and level set your expectations. Our process at FS Chiron is constructed to do that: Identify starting points. We believe it is time for active managers to be genuinely active as the opportunity set is attractive but also very diverse and controversial. As we have stated since the early innings of the recovery, the most salient consideration to portfolio construction today is duration. The duration of the Barclays Agg sat near all-time highs as of October 31, 2021, while an increasing percentage of the S&P 500 exhibited a high correlation to the 10-year U.S. Treasury. As bearings go, this is an extreme starting point, and any realization that bond yields need to rise could have substantial security selection implications in portfolios.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

We believe that the COVID recession/recovery is ending, and the next phase of economic growth is likely to be different from what has gone on for the last 20 years. We are witnessing the fraying of Bretton Woods II as China and the U.S. start to pull apart and deglobalize at the margin. This tectonic shift will have enormous implications for rates, yields and the equity risk premium. The landscape is unfolding very favorably to global diversification and flexibility. We now stand ready to tackle the next investment phase.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2021 (Unaudited)

FS Chiron Capital Allocation Fund

How Did the Fund Perform?

As of October 31, 2021, FS Chiron Capital Allocation Fund (Class I) generated a one-year return of 34.14%, outperforming its benchmark return of 21.02% by 1,312 basis points. The Fund’s benchmark is a blended benchmark, weighted 60% MSCI All Country World Index (MSCI ACWI) and 40% Bloomberg U.S. Aggregate Bond Index. While we do measure the Fund against a blended benchmark, we do not manage to it. Instead, the Fund’s flexible investment strategy allows us (within the prospectus guidelines) to follow our work worldwide, allocating across asset classes, tilting toward different investing styles, and constructing equity and fixed income portfolios on a security-by-security basis when opportunities arise.

What Factors Influenced Performance?

The Fund entered the fiscal year with an overweight allocation to equities and underweight to fixed income relative to its benchmark. We correctly anticipated and prepared for opportunities to emerge outside the U.S. in cyclical companies and “left-behind” sectors of the global economy. Following the 2020 U.S. election and vaccine announcement, value investing outperformed growth in the fourth quarter of 2020. This broader performance was reflected in the Fund’s performance as consumer discretionary, industrials and materials positions were the top contributors by sector in our equity allocation while U.S., China and Mexico were the leading regional contributors. The Fund returned 19.74% for the quarter-ended December 31, 2020, outperforming its benchmark by 1,070 bps.

As we ended 2020, the FS Chiron Domain Indicator moved to Deep Value readings throughout the world. Quantitatively, this would indicate an environment that is conducive to max risk-taking. The primary factors leaning the indicator to Deep Value included a high level of dispersion in the U.S., a low and steeping yield curve, weaker dollar dynamics and low relative free cash flow yield for growth stocks versus value stocks. These readings, when taken in conjunction with the FS Chiron Dispersion model (top-down valuation model), indicated that valuations and investor fear were at extremes and, therefore, the upside potential reward outweighed the downside risks of investing in cyclical, non-U.S., non-dollar assets.

Valuation spreads tighten significantly across the world throughout the first quarter of 2021 as the Fund returned 9.67%, outperforming its benchmark by 832bps. Just as quickly as markets entered bear territory in 2020, the recovery moved with exceptional velocity. It became plainly clear to us that the global reopening would be highly uneven and segmented by region. As a result, we looked to balance the equity book to match the cycle regionally. This meant shifting some of our cyclical exposure from the U.S., where the reopening was further along, to Europe. In the U.S., investors quickly priced in expectations for strong economic growth and showed signs of an impending shift toward a more mid-cycle environment. We looked to position the portfolio toward cash flow-generating growth stocks that we believe maintained cyclical upside, such as software

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2021 (Unaudited)

and semiconductors. Our fixed income exposure remained underweight the benchmark and was largely focused outside the U.S. in European sovereign bonds with the expectation that the ECB was more apt to cap yields. We added several convertible bond positions to complement our fixed income allocation given our long-held view that traditional fixed income offers too little yield or return upside versus the downside risks.

Spreads had largely stopped falling within our valuation quantitative work throughout the second quarter of 2021, indicating a pause in the value rally. The Fund returned 2.88% during the quarter, underperforming its benchmark 227bps. The Fund’s equity hedge detracted from performance and the largest detractors in our equity allocation were in the consumer discretionary, health care and industrials sectors. Throughout the quarter, we sought to methodically balance our portfolio by trimming net equity exposure and complementing our cyclical exposure with additions to core growth stocks. Our quantitative work also continued to tell us to embrace risk. Given the view that markets would likely exhibit a high degree of dispersion regionally with low correlation between factors, we sharpened our focus on single-stock fundamentals over broad beta. Within fixed income, we were wary of adding duration and instead focused on holding a higher cash balance and finding attractive opportunities in preferred and convertible bonds. Toward quarter-end we started to observe higher quality / higher-profitability stocks, which were beaten down early in the year, outperform lower-quality names, indicating that investors were taking a more mid-cycle view of the opportunity set and economy.

Challenges to economic growth began to emerge in Q3, complicating the investment environment. The Fund returned -3.63% in the third quarter of 2021, underperforming its benchmark by 304bps as our allocations to equities, fixed income and precious metals detracted from performance while the equity hedge contributed to performance. Within the equity portfolio, our allocations to financials, materials and health care contributed to performance while consumer discretionary, communication services and energy were the largest detractors from performance. We trimmed the portfolio’s net equity exposure from 75% to 63% during the quarter – the lowest level since the fall of 2020 – and reduced the portfolio’s equity beta materially. We increased our fixed income allocation but given our continued wariness adding significant interest rate risk, we selectively allocated to low duration and highly liquid fixed income instruments and increased our cash balance to 9% of total net assets at the end of the quarter. Within our quantitative work, equity spreads widened modestly during the quarter, reflecting investor apprehension to embracing cyclicals amid rising concerns over the spread of the delta variant. In August we selectively trimmed overweights to emerging markets in China, Taiwan and South Korea given China’s continued regulatory crackdown across certain industries. We continued to emphasize stock selection, seeking out companies with strong cash flow, margins and individual catalysts over factor rotation, preferring not to get caught too far on one side of the rates debate.

We modestly added to our net equity exposure in October as the fund returned 2.29% compared to 3.05% for the benchmark. Our quantitative readings moved from Value to Deep Value for most developed markets including the U.S., while Europe moved from Neutral to Value as the market rally has made valuations of growth companies in some regions less attractive. We held an overweight in emerging markets stocks as our

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2021 (Unaudited)

quantitative work showed that valuations spreads were highly compelling in certain regions. The market and economy quickly entered a mid-cycle regime, as strong growth rates collided with increasing macro risks to create a complicated backdrop. Our portfolio remained balanced to match the current environment and our fundamental research anchored to companies with strong free cash flows.

Portfolio Positioning

The Fund entered the fiscal year with an overweight allocation to equities and underweight to fixed income relative to our benchmark. As if October 31, 2020, our net equity and net fixed income allocations were 64.1% and 26.9%, respectively, with precious metals representing 9.7% of total net assets and other/cash assets representing 4.1% of total net assets.

Our quantitative work at the start of the fiscal year reflected Deep Value readings in both Developed and Emerging Markets. Quantitatively, this would indicate an environment that is conducive to max risk-taking. As a result, our net equity allocation increased from 64.1% as of October 31, 2020 to a high of 79.0% as of March 31, 2021. Over the same period, we reduced our net fixed income allocation from 26.9% to 16.9% of total net assets. We remained underweight the benchmark for the entirety of 2021 given our long-held view that fixed income offered too little yield and return upside versus the downside risks.

These allocations remained generally unchanged through July of 2021. We began to bring down our net equity exposure in August and September as the global growth outlook faced growing headwinds and our quantitative readings moved to Value / Neutral in most Developed Markets. We looked to keep the portfolio centered around core holdings comprised by growth stocks at a reasonable price (GARP) and value stocks with high free cash flow yields. We also leveraged our quantitative work to avoid high beta stocks and companies with no or low free cash flow margins. We continued to emphasize balance into October while modestly increasing our net equity exposure to 70%.

On a regional basis, the Fund’s allocation to U.S. equities decreased from 45.5% to 41.1% while Non-U.S. developed markets increased from 16.9% to 23.0% of equity holdings during the fiscal year. Emerging markets decreased from 20.0% to 15.4% of equity holdings.

On a sector basis, the Fund’s largest weightings as a percentage of equity holdings were in Consumer Discretionary (21.0%), Information Technology (14.8%) and Communication Services (13.2%). The Fund’s allocation to Industrials represented the largest year-over-year decline, decreasing from 25.8% to 10.7% as a percentage of equity holdings while Financials represented the largest increase year-over-year from 0.8% to 10.9%.

The Fund’s net fixed income allocation decreased from 26.9% to 23.2% during the year while the Fund’s cash position declined from 4.1% to 2.6%.

Ryan Caldwell

Chief Investment Officer

FS Chiron Investment Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2021 (Unaudited)

FS Chiron SMid Opportunities Fund

Fund Performance

FS Chiron SMid Opportunities Fund (Fund) returned 45.38% during its fiscal year ended October 31, 2021, outperforming its benchmark (MSCI World ACWI SMID Cap Index) by 328 basis points. Global small-mid cap stocks outperformed large cap stocks and value stocks meaningfully outperformed growth stocks. The MSCI ACWI Index returned 37.28% compared to 42.10% for the MSCI ACWI SMID Index while the Russell 2000 Growth Index rose 35.66% versus 62.85% for the Russell 2000 Value Index.

Portfolio Positioning

Coming into 2021, our quantitative work told us to continue embracing risk, and we expected rates and commodity prices to continue rise heading in the new year. Therefore, we entered the year with overweights in industrials, materials and energy. We also believed the “reflation” trade would first play out in the U.S., where fiscal policy and vaccination progress had been stronger. Technology stocks completed the opposite end of our value-growth barbell. Given the early-cycle environment, we remained underweight to defensives, such as utilities and consumer staples, for much of the first quarter. The fund’s performance in Q1 benefited from our U.S. cyclical tilt, however, our quantitative readings changed significantly during the quarter as investors moved quickly to price in robust GDP growth in the U.S.

U.S. outperformance in Q1 gave way to a more balanced global backdrop in the SMID space in the second quarter. Throughout Q2 we trimmed our U.S. exposure from an overweight to an underweight, believing there to be more attractive early-cycle opportunities in parts of Europe and emerging markets. Our quantitative work told us to embrace risk, although we made a concerted effort to balance our cyclical exposure with positions in secular growth industries. Our valuation spreads in many parts of the world stopped falling, signaling a pause in the value rally that had dominated markets since late 2020.

Despite falling yields and growing concerns over the Delta variant during the second quarter, we remained optimistic on the global economic recovery, exemplified by the fund’s overweight to financials, industrials and energy. Our industrial exposure moved toward a more mid-cycle stance, as indicated by our shift from airlines—a reopen trade—to aircraft producers and their suppliers. On the secular growth side, we continued to see exciting areas for investment, such as automation, robotics and green energy. Ultimately, however, throughout the second quarter we become less focused on value/growth dynamics and more engaged with the fundamentals of specific regions, sectors and companies.

Throughout the third quarter, we moved the portfolio toward a more balanced stance from both a factor and sector standpoint. After leaning into the recovery and favoring value stocks early in the year, we added to core growth names during Q3. Our sector exposures also moved more in line with our benchmark, though we remained modestly overweight cyclicals and underweight defensives. Within our quantitative work, equity

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2021 (Unaudited)

valuation spreads widened modestly during Q3, reflecting investor tentativeness to embrace cyclicals amid the delta variant outbreak. Our work showed the U.S. and developed markets broadly in a Value setting, while Europe remained in a Neutral environment. emerging markets continued to show a Deep Value reading as the market turbulence in China kept spreads wide.

During the final month of our fiscal year in October, we continued to hold modest overweights to tech and cyclicals and underweights to defensives. However, our exposure was largely inline with the benchmark. Roughly half of the portfolio was positioned outside the U.S. as we continued to see cyclical opportunities in places like Europe and Japan. Within our quantitative work, our valuation spreads were broadly stable across developed markets during October, while EM spreads widened modestly. Our quantitative readings moved from Value to Deep Value for most developed markets including the U.S., while Europe moved from Neutral to Value as the market rally has made valuations of growth companies in some regions less attractive. Emerging Market valuation spreads in many markets continue to be compelling, although we are acutely aware of the importance of precision in choosing regions and individual names. Our portfolio remained balanced to match the current environment and we continued to ground our portfolio to companies with strong free cash flow.

During our fiscal year ended October 31, 2021, the fund’s allocation to North American equities increased from 45.9% to 62.1% as of percentage of NAV. Meanwhile, our allocation to Asia decreased from 20.7% to 10.8% and emerging markets declined from 10.5% to 8.3%. The fund’s allocation to European equities was largely unchanged during the period while our exposure to the UK increased from 1.7% to 6.0% during the fiscal year.

On a sector basis, the fund’s largest weightings as a percentage of NAV were in industrials (17.0%), information technology (16.6%) and consumer discretionary (12.9%) as of October 31, 2021. The fund’s allocation to Consumer Discretionary represented the largest year-over-year decline, decreasing from 21.3% to 12.90% as a percentage of NAV while real estate represented the largest increase year-over-year from 0.0% to 6.20%.

Outlook

Our running thesis at FS Chiron has been that we are operating in a mini cycle within a larger and more dynamic economic cycle. COVID-19 acted as a giant natural disaster, and the policy and market responses have been similar. Given what has transpired, it is more important than ever to get your bearings, understand your starting point and level set your expectations. Our process at FS Chiron is constructed to do precisely that: Identify starting points. We believe it is time for active managers to be genuinely active as the opportunity set is attractive but also very diverse and controversial. As we have stated since the early innings of the recovery, the most salient consideration to portfolio construction today is duration. The duration of the Barclays Agg sat near all-time highs as of October 31, 2021, while an increasing percentage of the S&P 500 exhibited a high correlation to the 10-year U.S. Treasury. As bearings go, this is an extreme starting point.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2021 (Unaudited)

We believe that the COVID recession/recovery is ending, and the next phase of economic growth is likely to be different from what has gone on for the last 20 years. We are witnessing the fraying of Bretton Woods II as China and the U.S. start to pull apart and deglobalize at the margin. This tectonic shift will have enormous implications for rates, yields and the equity risk premium. The landscape is unfolding very favorably to global diversification and flexibility. We now stand ready to tackle the next investment phase.

Scott Sullivan

Portfolio Manager

FS Chiron Investment Management

Definition of Comparative Index

The MSCI ACWI (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The FTSE World Broad Investment-Grade Bond Index (WorldBIG) is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The inclusion of government, government-sponsored/supranational, collateralized, and corporate debt from a family of fixed income indices makes the WorldBIG a comprehensive representation of the global, investment-grade universe.

The MSCI ACWI (All Country World Index) SMID Cap Index captures mid and small cap representation across 23 Developed Markets and 26 Emerging Markets countries.

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2021 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the FS Chiron Capital Allocation Fund, Class I Shares, versus the 60/40 Blend of MSCI ACWI (Net) and Bloomberg U.S. Aggregate Bond Index.

		TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2021
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date†
Class I	34.14%	14.09%	10.59%	9.68%
Class A(1)‡	N/A	N/A	N/A	0.55%
Class C(2)‡	N/A	N/A	N/A	0.30%
60/40 Blend of MSCI ACWI (Net) and Bloomberg U.S. Aggregate Bond Index	21.02%	13.03%	10.23%	9.24%
60/40 Blend of MSCI ACWI (Net) and FTSE WorldBIG	20.31%	12.49%	9.95%	9.17%
MSCI ACWI (Net)	37.28%	17.47%	14.72%	12.83%
FTSE WorldBIG	-1.88%	4.48%	2.52%	3.29%
Bloomberg U.S. Aggregate Bond Index	-0.48%	5.63%	3.10%	3.40%

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
CAPITAL ALLOCATION FUND
OCTOBER 31, 2021 (Unaudited)

(1)	Class A commenced operations on July 16, 2021.
(2)	Class C commenced operations on July 16, 2021.
†	The FS Chiron Capital Allocation Fund commenced operations on November 30, 2015.
‡

The graph is based on Class I only. Returns for Class A and Class C are substantially similar to those of the Class I and differ only to the extent that Class A and Class C have higher total annual fund operating expenses than Class I.

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The fee waiver discontinued in 2018. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2021 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the FS Chiron SMid Opportunities Fund, Class I Shares, versus the MSCI ACWI SMID Cap (Net) Index.

	TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2021
	One Year Return	Three Year Return	Annualized Inception to Date†
Class I	45.38%	14.04%	11.26%
Class A(1)‡	N/A	N/A	4.93%
Class C(2)‡	N/A	N/A	4.72%
MSCI ACWI SMID Cap (Net) Index	42.10%	16.38%	11.12%

(1)	Class A commenced operations on July 16, 2021.
(2)	Class C commenced operations on July 16, 2021.
†	The FS Chiron SMid Opportunities Fund commenced operations on October 2, 2017.
‡

The graph is based on Class I only. Returns for Class A and Class C are substantially similar to those of the Class I and differ only to the extent that Class A and Class C have higher total annual fund operating expenses than Class I.

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
SMID OPPORTUNITIES FUND
OCTOBER 31, 2021 (Unaudited)

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2021

ASSET WEIGHTINGS (Unaudited)

	% of Net Assets*	Value
Common Stock	77.8%	$975,503,956
U.S. Treasury Obligations	14.5	181,425,916
Corporate Obligations	3.0	37,810,438
Preferred Stock	1.8	22,736,743
Convertible Bond	1.0	13,063,682

Total Investments	98.1	1,230,540,735
Cash Pledged as Collateral for Futures and Swap Contracts	1.2	11,010,247
Total Other Assets and Liabilities	0.7	12,751,564

Net Assets	100.0%	$1,254,302,546

*Percentages are based on Net Assets.

SCHEDULE OF INVESTMENTS (Percentages are based on Net Assets of $1,254,302,546)
COMMON STOCK — 77.8%

	Shares	Fair Value
AUSTRIA — 1.1%
OMV	225,225	$13,642,899

CANADA — 0.6%
Teck Resources, Cl B	254,706	7,108,553

CHINA — 7.2%
ACM Research, Cl A*	100,699	10,691,213
Baidu ADR*	68,593	11,128,528
East Money Information, Cl A	1,642,611	8,444,971
Ganfeng Lithium, Cl H	354,400	6,645,712
Li Ning	760,500	8,454,887
NARI Technology, Cl A	1,801,145	10,957,226
Pinduoduo ADR*	139,526	12,406,652
Sany Heavy Industry, Cl A	322,100	1,155,660
Wuxi Biologics Cayman*	763,000	11,610,976
Yum China Holdings	149,191	8,515,822

		90,011,647

FRANCE — 1.9%
Airbus	184,204	23,551,196

GERMANY — 1.4%
SAP	124,151	17,985,785

GREECE — 0.9%
National Bank of Greece*	3,570,837	11,227,879

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Fair Value
ITALY — 2.2%
Ferrari	66,231	$15,708,007
UniCredit	949,136	12,534,454

		28,242,461

JAPAN — 4.5%
Dai-ichi Life Holdings	885,400	18,655,741
Keyence	23,900	14,366,212
SMC	8,400	5,007,203
Sony Group	160,400	18,492,266

		56,521,422

NETHERLANDS — 1.4%
Royal Dutch Shell, Cl A	748,922	17,287,411

RUSSIA — 2.3%
Lukoil PJSC ADR	120,326	12,273,252
Sberbank of Russia PJSC ADR	845,404	16,924,988

		29,198,240

SINGAPORE — 1.5%
Sea ADR*	56,852	19,532,642

SOUTH KOREA — 2.7%
LG Chemical	20,195	14,447,837
SK Telecom	72,850	18,937,532

		33,385,369

SWEDEN — 1.7%
Evolution	129,735	20,986,011

SWITZERLAND — 1.1%
Glencore	2,688,647	13,439,555

TAIWAN — 1.0%
Taiwan Semiconductor Manufacturing ADR	111,649	12,694,491

UNITED KINGDOM — 5.6%
Allfunds Group*	300,911	6,082,573
AstraZeneca	201,329	25,056,602
Entain	1,388,825	38,925,874

		70,065,049

UNITED STATES — 40.7%
Activision Blizzard	221,170	17,293,282
Adobe*	20,105	13,075,488
Advanced Micro Devices*	157,681	18,957,987

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Fair Value
UNITED STATES — (continued)
AGCO	171,002	$20,898,155
Agilent Technologies	69,424	10,933,586
Alphabet, Cl A*	4,773	14,132,471
Amazon.com*	6,761	22,800,999
Apple	89,693	13,436,011
Applied Materials	63,942	8,737,674
Bunge	169,210	15,675,614
Caesars Entertainment*	206,181	22,568,572
CME Group, Cl A	62,621	13,811,062
Constellation Brands, Cl A	122,409	26,539,495
CVS Health	288,432	25,751,209
Energy Transfer	632,700	6,016,977
Estee Lauder, Cl A	40,265	13,059,148
F5 Networks*	11,905	2,513,741
Intuitive Surgical*	23,949	8,648,702
LPL Financial Holdings	124,302	20,388,014
Manhattan Associates*	76,627	13,910,865
MPLX	213,437	6,428,723
Netflix*	50,980	35,192,004
Nexstar Media Group, Cl A	96,847	14,520,271
Occidental Petroleum	201,974	6,772,188
Philip Morris International	242,372	22,913,849
Raytheon Technologies	291,292	25,884,207
Regal Rexnord	125,174	19,067,755
RH*	16,883	11,136,533
Sherwin-Williams	27,088	8,576,332
Shutterstock	81,251	9,843,559
Sonos*	221,836	7,236,290
Teradyne	9,183	1,269,458
Thermo Fisher Scientific	33,286	21,072,368
YETI Holdings*	117,571	11,560,757

		510,623,346

TOTAL COMMON STOCK (Cost $919,279,198)		$975,503,956

U.S. TREASURY OBLIGATIONS — 14.5%

	Face Amount	Fair Value
U.S. Treasury Inflation Indexed Bonds 0.125%, 04/15/26	$109,530,750	$119,235,916

U.S. Treasury Note 1.250%, 08/15/31	64,000,000	62,190,000

TOTAL U.S. TREASURY OBLIGATIONS (Cost $180,239,270)		$181,425,916

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2021

CORPORATE OBLIGATIONS — 3.0%

	Face Amount		Fair Value
AUSTRIA — 0.9%
OMV 6.250% (A) (B)	EU	R7,958,000	$11,078,900

UNITED STATES — 2.1%
Energy Transfer 6.625%(A) (B)		$12,348,000	$11,962,125
Plains All American Pipeline 6.125%(A) (B)		16,365,000	14,769,413

			26,731,538

TOTAL CORPORATE OBLIGATIONS (Cost $38,413,867)			$37,810,438

PREFERRED STOCK — 1.8%

	Shares		Fair Value
UNITED STATES — 1.8%
Broadcom, 8.000%		12,075	$20,253,881
Qurate Retail, 8.000%		22,741	2,482,862

			22,736,743

TOTAL PREFERRED STOCK (Cost $19,320,339)			$22,736,743

CONVERTIBLE BOND — 1.0%

	Face Amount		Fair Value
SINGAPORE — 1.0%
Singapore Airlines CV to 43531.2554 1.625%, 12/03/25		15,750,000	$13,063,682

TOTAL CONVERTIBLE BOND (Cost $13,124,350)			13,063,682

TOTAL INVESTMENTS — 98.1% (Cost $1,170,377,024)			$1,230,540,735

PURCHASED OPTIONS — 0.0%

	Contracts		Fair Value
PURCHASED OPTIONS*(1)

TOTAL PURCHASED OPTIONS
(Cost $381,270)		426	$445,170

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2021

PURCHASED OPTIONS — 0.0%

	Contracts	Notional Amount^	Strike Price	Expiration Date	Fair Value
CALL OPTIONS

UNITED STATES — 0.0%
Square*	426	$381,270	$280.00	01/22/22	$445,170

Total Purchased Options					$445,170

*	Non-income producing security.
^	Represents cost.
(1)	Refer to table below for details on Options Contracts.
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(B)	Perpetual security with no stated maturity date.

Open futures contracts held by the Fund at October 31, 2021 are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Value	Unrealized Depreciation
Euro STOXX 50	(257)	Dec-2021	$(12,084,010)	$(12,587,816)	$(526,938)
Euro-Schatz	628	Dec-2021	83,210,026	81,279,556	(264,540)
MSCI Emerging Markets	(382)	Dec-2021	(23,838,413)	(24,104,200)	(265,787)
Palladium	61	Dec-2021	12,389,301	12,079,830	(309,471)
Platinum	235	Jan-2022	12,251,117	11,993,225	(257,892)
S&P 500 Index E-MINI	(358)	Dec-2021	(81,592,551)	(82,286,300)	(693,749)

			$(9,664,530)	$(13,625,705)	$(2,318,377)

Open OTC swap agreements held by the Fund at October 31, 2021 are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Notional Amount	Fair Value	Upfront Payments/ Receipts	Net Unrealized Appreciation
Morgan Stanley	Mediatek Inc	USD 1D FUNDS FED + 110 BPs	Total Return	At Maturity	05/23/23	$15,928,097	$43,591	$-	$43,591

						$15,928,097	$43,591	$-	$43,591

Open centrally cleared swap agreements held by the Fund at October 31, 2021 are as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Protection	Payment Frequency	Termination Date	Notional Amount	Fair Value	Upfront Payments/ Receipts	Net Unrealized Depreciation
CDX HY 5 Year Index	Buy	5.00%	Quarterly	12/20/26	$46,000,000	$(4,379,625)	$(4,264,006)	$(115,619)

					$46,000,000	$(4,379,625)	$(4,264,006)	$(115,619)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2021

1D FUNDS FED — One Day Federal Funds Rate

ADR — American Depositary Receipt

BPs — Basis Points

Cl — Class

CV — Conversion Ratio

MSCI — Morgan Stanley Capital International

OTC — Over The Counter

PJSC — Private Joint Stock Company

S&P — Standard and Poor’s

USD — U.S. Dollar

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2021:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Austria	$13,642,899	$—	$—	$13,642,899
Canada	7,108,553	—	—	7,108,553
China	90,011,647	—	—	90,011,647
France	23,551,196	—	—	23,551,196
Germany	17,985,785	—	—	17,985,785
Greece	11,227,879	—	—	11,227,879
Italy	28,242,461	—	—	28,242,461
Japan	56,521,422	—	—	56,521,422
Netherlands	17,287,411	—	—	17,287,411
Russia	29,198,240	—	—	29,198,240
Singapore	19,532,642	—	—	19,532,642
South Korea	14,447,837	18,937,532	—	33,385,369
Sweden	20,986,011	—	—	20,986,011
Switzerland	13,439,555	—	—	13,439,555
Taiwan	12,694,491	—	—	12,694,491
United Kingdom	70,065,049	—	—	70,065,049
United States	510,623,346	—	—	510,623,346

Total Common Stock	956,566,424	18,937,532	—	975,503,956

U.S. Treasury Obligation	—	181,425,916	—	181,425,916

Corporate Obligation	—	37,810,438	—	37,810,438

Preferred Stock	22,736,743	—	—	22,736,743

Convertible Bond	—	13,063,682	—	13,063,682

Total Investments in Securities	$979,303,167	$251,237,568	$—	$1,230,540,735

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2021

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$445,170	$—	$—	$445,170
Futures Contracts*
Unrealized Depreciation	(2,318,377)	—	—	(2,318,377)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	—	43,591	—	43,591
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	—	(115,619)	—	(115,619)

Total Other Financial Instruments	$(1,873,207)	$(72,028)	$—	$(1,945,235)

* Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—“ are either $0 or have been rounded to $0.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

At October 31, 2021, sector weightings of the Fund are as follows.

Percentages based on total investments

SECTOR WEIGHTINGS
Consumer Discretionary	17.2%
U.S. Treasury Obligation	14.7%
Information Technology	12.0%
Communication Services	10.6%
Industrials	9.7%
Financials	8.8%
Health Care	8.3%
Energy	8.2%
Consumer Staples	6.4%
Materials	4.1%

100.0%

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2021

ASSET WEIGHTINGS (Unaudited)
	% of Net Assets*	Value
Common Stock	98.7%	$47,247,599

Total Investments	98.7	47,247,599
Total Other Assets and Liabilities	1.3	646,099

Net Assets	100.0%	$47,893,698

*Percentages are based on Net Assets.

SCHEDULE OF INVESTMENTS (Percentages are based on Net Assets of $47,893,698)
COMMON STOCK — 98.7%

	Shares	Fair Value
AUSTRALIA — 0.6%
PointsBet Holdings*	45,129	$280,072

AUSTRIA — 4.2%
BAWAG Group	18,892	1,189,144
Raiffeisen Bank International	9,374	274,160
Telekom Austria, Cl A	63,455	548,689

		2,011,993

CANADA — 7.3%
BSR Real Estate Investment Trust	34,671	589,407
Finning International	24,843	735,494
Open Text	9,039	455,114
Teck Resources, Cl B	27,344	763,140
Tourmaline Oil	25,834	933,706

		3,476,861

CHINA — 3.3%
Estun Automation, Cl A	128,751	532,162
Powerlong Real Estate Holdings	750,000	516,676
Sany Heavy Equipment International Holdings	326,000	373,745
Yuan Longping High-tech Agriculture, Cl A*	42,600	139,730

		1,562,313

FRANCE — 2.8%
Constellium, Cl A*	22,081	406,511
Ubisoft Entertainment*	17,545	917,358

		1,323,869

GREECE — 1.0%
National Bank of Greece*	153,018	481,139

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Fair Value
ISRAEL — 2.0%
Nice ADR*	2,110	$597,172
Nova*	3,462	376,043

		973,215

ITALY — 0.9%
Stevanato Group*	16,116	413,698

JAPAN — 10.2%
Aisin	13,500	493,332
DIC	17,500	462,930
Lasertec	3,800	834,516
Nomura Real Estate Holdings	16,800	408,153
ORIX	44,600	882,413
Sumitomo Chemical	102,800	505,093
Toyo Tire	25,100	415,782
Ulvac	10,800	602,659
ZOZO	9,600	307,015

		4,911,893

LUXEMBOURG — 0.9%
Tenaris ADR	19,115	425,882

MEXICO — 2.2%
Arca Continental	72,400	440,666
Controladora Vuela Cia de Aviacion ADR*	33,370	603,997

		1,044,663

NETHERLANDS — 1.3%
Topicus.com*	5,729	639,328

NORWAY — 1.2%
Norsk Hydro	81,205	594,818

UNITED KINGDOM — 4.9%
CNH Industrial	62,954	1,077,143
JD Sports Fashion	34,839	518,747
Nomad Foods*	27,584	751,112

		2,347,002

UNITED STATES — 55.9%
Advanced Drainage Systems	5,720	645,216
AECOM*	6,840	467,651
Agree Realty	9,462	672,370
Avantor*	23,591	952,605
Bally’s*	13,315	609,960

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Fair Value
UNITED STATES — (continued)
Bruker	8,593	$690,018
Bunge	5,427	502,757
CACI International, Cl A*	1,671	480,646
Cognex	7,790	682,326
Deckers Outdoor*	2,452	969,300
DENTSPLY SIRONA	16,706	955,750
Diamondback Energy	5,455	584,721
Dropbox, Cl A*	24,199	737,828
F5 Networks*	3,963	836,788
Herc Holdings	6,421	1,168,879
Jabil	16,283	976,328
Jones Lang LaSalle*	3,110	803,095
Lamb Weston Holdings	9,755	550,670
LPL Financial Holdings	5,524	906,047
Monolithic Power Systems	914	480,270
National Energy Services Reunited*	44,997	526,465
Nexstar Media Group, Cl A	3,017	452,339
Nordson	2,744	697,552
NRG Energy	17,936	715,467
Olin	14,318	815,840
Pinnacle Financial Partners	4,927	475,800
Regal Rexnord	8,776	1,336,848
RH*	946	624,010
Seagen*	4,514	795,954
Sonos*	22,024	718,423
Syneos Health, Cl A*	7,713	719,931
Teradata*	12,695	718,029
Tronox Holdings	21,884	510,335
Under Armour, Cl A*	17,512	384,564
Voya Financial	13,492	941,337
YETI Holdings*	8,721	857,536
Ziff Davis*	6,215	797,198

		26,760,853

TOTAL COMMON STOCK
(Cost $43,987,092)		$47,247,599

TOTAL INVESTMENTS — 98.7%
(Cost $43,987,092)		$47,247,599

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2021

Open OTC swap agreements held by the Fund at October 31, 2021 are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Notional Amount	Fair Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Morgan Stanley	CTBC Financial	USD 1D Funds FED + 110 BPs	Total Return	At Maturity	12/08/22	$445,255	$8,889	$-	$8,889
Morgan Stanley	Moscow Exchange	USD 1D Funds FED + 250 BPs	Total Return	At Maturity	10/18/23	469,670	(30,273)	-	(30,273)

						$914,925	$(21,384)	$-	$(21,384)

1D Funds FED — One Day Federal Funds

ADR — American Depositary Receipt

BPs — Basis Points

Cl — Class

OTC — Over The Counter

USD — U.S. Dollar

The tables below set forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2021:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$280,072	$—	$—	$280,072
Austria	2,011,993	—	—	2,011,993
Canada	3,476,861	—	—	3,476,861
China	1,562,313	—	—	1,562,313
France	1,323,869	—	—	1,323,869
Greece	481,139	—	—	481,139
Israel	973,215	—	—	973,215
Italy	413,698	—	—	413,698
Japan	4,911,893	—	—	4,911,893
Luxembourg	425,882	—	—	425,882
Mexico	1,044,663	—	—	1,044,663
Netherlands	639,328	—	—	639,328
Norway	594,818	—	—	594,818
United Kingdom	2,347,002	—	—	2,347,002
United States	26,760,853	—	—	26,760,853

Total Common Stock	47,247,599	—	—	47,247,599

Total Investments in Securities	$47,247,599	$—	$—	$47,247,599

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2021

Other Financial Instruments	Level 1	Level 2	Level 3	Total
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	$–	$8,889	$–	$8,889
Unrealized Depreciation	–	(30,273)	–	(30,273)

Total Other Financial Instruments	$–	$(21,384)	$–	$(21,384)

*	Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are either $0 or have been rounded to $0.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

At October 31, 2021, sector weightings of the Fund are as follows.

Percentages based on total investments

SECTOR WEIGHTINGS
Industrials	17.3%
Information Technology	16.8%
Consumer Discretionary	13.0%
Financials	10.8%
Health Care	9.6%
Materials	8.7%
Real Estate	6.3%
Communication Services	5.7%
Energy	5.3%
Consumer Staples	5.0%
Utilities	1.5%

100.0%

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

	FS Chiron Capital Allocation Fund	FS Chiron SMid Opportunities Fund

STATEMENTS OF ASSETS AND LIABILITIES
Assets:
Investments, at Fair Value (Cost $1,170,377,024 and $43,987,092)	$1,230,540,735	$47,247,599
OTC Swap Contracts, at Fair Value (Cost $– and $–)	43,591	8,889
Options, at Fair Value (Cost $381,270 and $–)	445,170	–
Cash Pledged as Collateral for Swap Contracts	1,386,284	–
Cash Pledged as Collateral for Futures Contracts	9,623,963	–
Cash	10,645,531	1,778,098
Receivable for Investments Sold	13,274,060	1,588,857
Receivable for Capital Shares Sold	5,447,110	–
Dividend and Interest Receivable	2,498,028	64,885
Reclaim Receivable	828,322	13,727
Variation Margin Receivable for Futures Contracts	81,577	–
Variation Margin Receivable for Centrally Cleared Swap Contracts	99,899	–
Unrealized Appreciation on Foreign Spot Currency Contracts	45,499	3,731
Prepaid Expenses	82,804	41,431

Total Assets	$1,275,042,573	$50,747,217

Liabilities:
Payable for Investment Securities Purchased	$17,438,810	$2,763,719
Payable for Capital Shares Redeemed	1,579,849	–
Payable Due to Adviser	988,225	16,743
Variation Margin Payable for Futures Contracts	395,834	–
Payable Due to Administrator	76,272	2,982
Chief Compliance Officer Fees Payable	3,516	140
Payable Due to Trustees	214	9
OTC Swap Contracts, at Fair Value (Cost $– and $–)	–	30,273
Unrealized Depreciation on Foreign Spot Currency Contracts	–	2,240
Other Accrued Expenses and Other Payables	257,307	37,413

Total Liabilities	$20,740,027	$2,853,519

Net Assets	$1,254,302,546	$47,893,698

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

	FS Chiron Capital Allocation Fund	FS Chiron SMid Opportunities Fund

STATEMENTS OF ASSETS AND LIABILITIES (concluded)
Net Assets Consist of:
Paid-in Capital	$1,154,964,608	$43,576,479
Total Distributable Earnings	99,337,938	4,317,219

Net Assets	$1,254,302,546	$47,893,698

Class I Shares:
Net Assets	$1,248,242,012	$47,851,762
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	75,359,024	3,212,158

Net Asset Value, Offering and Redemption Price Per Share	$16.56	$14.90

Class A Shares(1):
Net Assets	$2,720,985	$20,990
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	164,341	1,409

Net Asset Value, Offering and Redemption Price Per Share	$16.56	$14.89	*

Maximum Offering Price Per Share ($16.56/95.00%, $14.89/95.00%)(2)	$17.43	$15.67

Class C Shares(3)(4):
Net Assets	$3,339,549	$20,946
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	202,105	1,409

Net Asset Value, Offering and Redemption Price Per Share	$16.52	$14.86	*

(1)	Class A commenced operations on July 16, 2021.
(2)	Class A Shares purchases of $1,000,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.
(3)	Class C commenced operations on July 16, 2021.
(4)	Class C Shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.
*	Net Assets divided by shares do not calculate to the stated NAV due to rounding.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2021

	FS Chiron Capital Allocation Fund	FS Chiron SMid Opportunities Fund

STATEMENTS OF OPERATIONS
Investment Income:
Dividends	$10,501,166	$537,641
Dividends from Master Limited Partnerships	1,545,113	2,821
Interest	—	46
Less: Foreign Taxes Withheld	(868,511)	(42,550)

Total Investment Income	11,177,768	497,958

Expenses:
Investment Advisory Fees	9,322,463	275,027
Administration Fees	747,946	23,037
Distribution Fees (Class A)	528	15
Distribution Fees (Class C)	3,857	59
Trustees’ Fees	22,357	610
Chief Compliance Officer Fees	9,023	1,821
Transfer Agent Fees	708,823	60,752
Professional Fees	137,511	27,280
Custodian Fees	94,600	14,791
Registration and Filing Fees	93,559	31,969
Printing Fees	76,620	3,888
Pricing Fees	4,979	1,826
Other Expenses	42,685	3,089

Total Expenses	11,264,951	444,164
Less:
Investment Advisory Fee Waiver	—	(78,104)
Fees Paid Indirect	(1,025)	—

Net Expenses	11,263,926	366,060

Net Investment Income (Loss)	(86,158)	131,898

Net Realized Gain/(Loss) on:
Investments	227,830,570	1,571,199
Options	(1,341,270)	—
Futures Contracts	(24,124,028)	—
Swap Contracts	(4,812,226)	(23,107)
Foreign Currency Transactions	(1,234,856)	(23,893)
Forward Currency Contracts	84,824	2,645

Net Realized Gain	196,403,014	1,526,844

Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	2,102,633	3,238,016
Options	1,343,778	—
Futures Contracts	(2,811,970)	—
Swap Contracts	157,662	(21,384)
Foreign Currency Translation	(34,945)	(1,767)

Net Change in Unrealized Appreciation	757,158	3,214,865

Net Realized and Unrealized Gain on Investments, Options, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	197,160,172	4,741,709

Net Increase in Net Assets Resulting from Operations	$197,074,014	$4,873,607

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2021	Year Ended October 31, 2020

Operations:
Net Investment Income/(Loss)	$(86,158)	$10,185,363
Net Realized Gain/(Loss) on Investments, Options, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	196,403,014	(54,091,306)
Net Change in Unrealized Appreciation on Investments, Options, Futures Contracts and Swap Contracts	792,103	18,651,510
Net Change in Unrealized Appreciation/(Depreciation) on Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(34,945)	662,026

Net Increase/(Decrease) in Net Assets Resulting from Operations	197,074,014	(24,592,407)

Distributions
Class I Shares	(809,053)	(7,925,706)

Total Distributions	(809,053)	(7,925,706)

Capital Share Transactions:
Class I Shares
Issued	707,863,212	137,568,110
Reinvestment of Dividends	694,342	5,838,849
Redeemed	(196,213,330)	(951,450,991)

Net Increase/(Decrease) in Net Assets from Class I Share Transactions	512,344,224	(808,044,032)

Class A Shares(1)
Issued	2,701,323	N/A
Redeemed	(19,674)	N/A

Net Increase in Net Assets from Class A Share Transactions	2,681,649	N/A

Class C Shares(2)
Issued	3,419,198	N/A
Redeemed	(101,385)	N/A

Net Increase in Net Assets from Class C Share Transactions	3,317,813	N/A

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	518,343,686	(808,044,032)

Total Increase/(Decrease) in Net Assets	714,608,647	(840,562,145)

Net Assets:
Beginning of Year	539,693,899	1,380,256,044

End of Year	$1,254,302,546	$539,693,899

(1)	Class A commenced operations on July 16, 2021.
(2)	Class C commenced operations on July 16, 2021.

Amounts indicated as “N/A” are not applicable as the indicated classes had not yet commenced operations. Refer to Note 1 for details.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2021	Year Ended October 31, 2020

Share Transactions:
Class I Class Shares
Issued	43,916,864	11,986,348
Reinvestment of Distributions	46,569	525,011
Redeemed	(12,263,699)	(87,549,670)

Net Increase in Shares Outstanding from Share Transactions	31,699,734	(75,038,311)

Share Transactions:
Class A Class Shares(1)
Issued	165,530	N/A
Redeemed	(1,189)	N/A

Net Increase in Shares Outstanding from Share Transactions	164,341	N/A

Share Transactions:
Class C Class Shares(2)
Issued	208,198	N/A
Redeemed	(6,093)	N/A

Net Increase in Shares Outstanding from Share Transactions	202,105	N/A

(1)	Class A commenced operations on July 16, 2021.
(2)	Class C commenced operations on July 16, 2021.

Amounts indicated as “N/A” are not applicable as the indicated classes had not yet commenced operations. Refer to Note 1 for details.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2021	Year Ended October 31, 2020

Operations:
Net Investment Income	$131,898	$80,545
Net Realized Gain/(Loss) on Investments, Swap Contracts, Forward Contracts and Foreign Currency Transactions	1,526,844	(540,438)
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Swap Contracts	3,216,632	(541,107)
Net Change in Unrealized Appreciation/(Depreciation) on Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,767)	273

Net Increase/(Decrease) in Net Assets Resulting from Operations	4,873,607	(1,000,727)

Distributions
Class I Shares	(75,480)	(51,843)

Total Distributions	(75,480)	(51,843)
Capital Share Transactions:
Class I Shares
Issued	38,267,670	131,144
Reinvestment of Dividends	45,981	51,843
Redeemed	(3,530,613)	(2,363,336)

Net Increase/(Decrease) in Net Assets from Class I Share Transactions	34,783,038	(2,180,349)

Class A Shares(1)
Issued	20,000	N/A

Net Increase in Net Assets from Class A Share Transactions	20,000	N/A

Class C Shares(2)
Issued	20,000	N/A

Net Increase in Net Assets from Class C Share Transactions	20,000	N/A

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	34,823,038	(2,180,349)

Total Increase/(Decrease) in Net Assets	39,621,165	(3,232,919)

Net Assets:
Beginning of Period	8,272,533	11,505,452

End of Period	$47,893,698	$8,272,533

Share Transactions:
Class I Shares
Issued	2,648,502	13,096
Reinvestment of Distributions	3,372	4,675
Redeemed	(244,807)	(268,311)

Net Increase in Shares Outstanding from Share Transactions	2,407,067	(250,540)

Class A Shares(1)
Issued	1,409	N/A

Net Increase in Shares Outstanding from Share Transactions	1,409	N/A

Class C Shares(2)
Issued	1,409	N/A

Net Increase in Shares Outstanding from Share Transactions	1,409	N/A

(1)	Class A commenced operations on July 16, 2021.
(2)	Class C commenced operations on July 16, 2021.

Amounts indicated as “N/A” are not applicable as the indicated classes had not yet commenced operations. Refer to Note 1 for details.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

Class I Shares

	Year Ended October 31, 2021		Year Ended October 31, 2020		Year Ended October 31, 2019	Year Ended October 31, 2018		Year Ended October 31, 2017
Net Asset Value, Beginning of Year	$12.36		$11.63		$11.40	$12.19		$10.40

Income from Investment Operations:
Net Investment Income/(Loss)**	(0.00)	*	0.13		0.15	0.18		0.11
Net Realized and Unrealized Gain/(Loss)	4.22		0.68	‡‡	0.23	(0.86)		1.76

Total from Investment Operations	4.22		0.81		0.38	(0.68)		1.87

Dividends and Distributions:
Net Investment Income	(0.02)		(0.08)		(0.13)	(0.11)		(0.08)

Return of Capital	–		–		(0.02)	(0.00)^		(0.00)^

Total Dividends and Distributions	(0.02)		(0.08)		(0.15)	(0.11)		(0.08)

Net Asset Value, End of Year	$16.56		$12.36		$11.63	$11.40		$12.19

Total Return	34.14%		7.10%		3.36%	(5.62)%		18.01%‡

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,248,242		$539,694		$1,380,256	$2,164,852		$1,365,630
Ratio of Expenses to Average Net Assets	1.15%		1.13%		1.10%	1.12%	#	1.13%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.15%		1.13%		1.10%	1.10%		1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.01)%		1.18%		1.31%	1.48%		0.95%
Portfolio Turnover Rate	311%		202%		161%	145%		161%

*	Value is less than $(0.01) per share.
**	Per share calculations were performed using average shares for the period.
^	Includes a return of capital of less than $(0.01) per share.
‡

Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡‡

The amount shown for the year ended October 31, 2020, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

#	Ratio includes previously waived investment advisory fees recovered.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period

Class A Shares

Period Ended October 31, 2021*
Net Asset Value, Beginning of Period	$16.47

Income from Investment Operations:
Net Investment Loss**	(0.04)
Net Realized and Unrealized Gain	0.13

Total from Investment Operations	0.09

Net Asset Value, End of Period	$16.56

Total Return‡	0.55%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$2,721
Ratio of Expenses to Average Net Assets	1.55%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.55%††
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.83)%††
Portfolio Turnover Rate	311%†

*	Commenced operations on July 16, 2021.
**	Per share calculations were performed using average shares for the period.
‡	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Total Return and Portfolio Turnover Rate are for the period indicated and have not been annualized.
††	Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON CAPITAL
ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period

Class C Shares

Period Ended October 31, 2021*
Net Asset Value, Beginning of Period	$16.47

Income from Investment Operations:
Net Investment Loss**	(0.06)
Net Realized and Unrealized Gain	0.11

Total from Investment Operations	0.05

Net Asset Value, End of Period	$16.52

Total Return‡	0.30%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$3,340
Ratio of Expenses to Average Net Assets	2.28%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.28%††
Ratio of Net Investment Income/(Loss) to Average Net Assets	(1.28)%††
Portfolio Turnover Rate	311%†

*	Commenced operations on July 16, 2021.
**	Per share calculations were performed using average shares for the period.
‡	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Total Return and Portfolio Turnover Rate are for the period indicated and have not been annualized.
††	Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

Class I Shares

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Period Ended October 31, 2017*
Net Asset Value, Beginning of Year/Period	$10.28	$10.90	$10.42	$10.31	$10.00

Income from Investment Operations:
Net Investment Income/(Loss)**	0.06	0.09	0.13	0.07	(0.00)^
Net Realized and Unrealized Gain/(Loss)	4.60	(0.66)	0.62	0.04	0.31

Total from Investment Operations	4.66	(0.57)	0.75	0.11	0.31

Dividends and Distributions:
Net Investment Income	(0.04)	(0.05)	(0.07)	(0.00)^	–

Capital Gains	–	–	(0.20)	–	–

Total Dividends and Distributions	(0.04)	(0.05)	(0.27)	(0.00)^	–

Net Asset Value, End of Year/Period	$14.90	$10.28	$10.90	$10.42	$10.31

Total Return‡	45.38%	(5.24)%	7.65%	1.08%	3.10%†

Ratios and Supplemental Data
Net Assets, End of Year/Period(Thousands)	$47,852	$8,273	$11,505	$9,454	$4,532
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.45%	2.07%	2.06%	2.81%	9.86%††
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.43%	0.88%	1.26%	0.64%	(0.49)%††
Portfolio Turnover Rate	231%	91%	100%	171%	4%†

*	Commenced operations on October 2, 2017.
**	Per share calculations were performed using average shares for the period.
^	Value is less than $(0.01) per share.
‡

Return does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

†	Return and portfolio turnover rate are for the period indicated and have not been annualized.
††	Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

Class A Shares

Period Ended October 31, 2021*
Net Asset Value, Beginning of Period	$14.19

Income from Investment Operations:
Net Investment Income**	0.02
Net Realized and Unrealized Gain	0.68

Total from Investment Operations	0.70

Net Asset Value, End of Period	$14.89

Total Return‡	4.93%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$21
Ratio of Expenses to Average Net Assets	1.47%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.75%††
Ratio of Net Investment Income to Average Net Assets	0.47%††
Portfolio Turnover Rate	231%†

*	Commenced operations on July 16, 2021.
**	Per share calculations were performed using average shares for the period.
‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

†	Total Return and Portfolio Turnover Rate are for the period indicated and have not been annualized.
††	Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON SMID
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

Class C Shares

Period Ended October 31, 2021*
Net Asset Value, Beginning of Period	$14.19

Income from Investment Operations:
Net Investment Income/(Loss)**	(0.01)@
Net Realized and Unrealized Gain	0.68

Total from Investment Operations	0.67

Net Asset Value, End of Period	$14.86

Total Return‡	4.72%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$21
Ratio of Expenses to Average Net Assets	2.23%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	2.51%††
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.29)%††@
Portfolio Turnover Rate	231%†

*	Commenced operations on July 16, 2021.
**	Per share calculations were performed using average shares for the period.
‡

Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

†	Total Return and Portfolio Turnover Rate are for the period indicated and have not been annualized.
††	Annualized.
@

The amount shown for the period ended October 31, 2021 for a share outstanding throughout the period and the Ratio of Net Investment Income / (Loss) to Average Net Assets does not accord with aggregate net investment income because of the timing of income earned in relation to shares and net assets of the fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 47 funds. The financial statements herein are those of the FS Chiron Capital Allocation Fund and the FS Chiron SMid Opportunities Fund (each a “Fund” and collectively the “Funds”). The investment objective of the FS Chiron Capital Allocation Fund is total return. Total return consists of capital growth and income. The investment objective of the FS Chiron SMid Opportunities Fund is long-term capital appreciation by pursuing a global investment strategy. Both Funds are classified as a diversified investment company. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The FS Chiron Capital Allocation Fund commenced operations on November 30, 2015. The FS Chiron SMid Opportunities Fund commenced operations on October 2, 2017.

The FS Chiron Capital Allocation Fund Class A and C Shares commenced operations on July 16, 2021.

The FS Chiron SMid Opportunities Fund Fund Class A and C Shares commenced operations on July 16, 2021.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, are recorded as an unrealized gain or loss in the Statements of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate their net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If FS Chiron Investment Management, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

If a local market in which the Funds owns securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2021, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2021, the Funds did not have any unrecognized tax benefits or liabilities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits with Goldman, Sachs & Co. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The FS Chiron SMid Opportunities Fund did not hold any futures contracts as of and during the year ended October 31, 2021.

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps and equity swaps contracts. To the extent consistent with its investment objective and strategies, the Funds may use swap contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of October 31, 2021, the Funds have entered into total return swap contracts as shown on the Schedules of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, it will not be able to implement its investment strategy. As of October 31, 2021, both the FS Chiron Capital Allocation Fund and the FS Chiron SMid Opportunities Fund’s swap agreements were with one counterparty.

Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. Daily changes in valuation of Centrally Cleared swaps are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. To the extent consistent with its investment objective and strategies, the Funds may use options for tactical hedging purposes as well as to enhance the Funds’ returns. Additionally, the Funds may use options to create long or short equity exposure without investing directly in equity securities. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Funds has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The FS Chiron SMid Opportunities Fund did not hold any written/purchased options contracts as of and during the year ended October 31, 2021.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The FS Chiron Capital Allocation Fund distributes substantially all of its net investment income monthly. The FS Chiron SMid Opportunities Fund distributes substantially all of its net investment income quarterly. For each Fund, any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

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OCTOBER 31, 2021

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the year.

The fair value of derivative instruments as of October 31, 2021, is as follows:

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
FS Chiron Capital Allocation Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$-		Net Assets — Unrealized depreciation on futures contracts	$264,540
Equity contracts	Net Assets — Unrealized appreciation on swap contracts	43,591	†	Net Assets — Unrealized depreciation on swap contracts	-	†
	on futures contracts	-	*	on futures contracts	1,486,474	*
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	-	†	Net Assets — Unrealized depreciation on swap contracts	115,619	†
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	-	*	Net Assets — Unrealized depreciation on futures contracts	567,363	*

Total		$43,591			$2,433,996

†	Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedules of Investments.

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments.

The FS Chiron SMid Opportunities Fund held derivatives throughout the year with only one type of exposure to equity risk on derivatives, additional information can be found on the Schedules of Investments and Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2021, were as follows:

The amount of realized gain/(loss) on derivatives recognized in operations:

FS Chiron Capital Allocation Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$(2,828,162)	$-	$-	$-	$-	$(2,828,162)
Foreign exchange contracts	-	84,824	-	(2,576,070)	1,234,800	(1,256,446)
Equity contracts	(21,194,633)	-	(4,748,977)	-	-	(25,943,610)
Credit contracts	-	-	(63,249)	-	-	(63,249)
Commodity contracts	(101,233)	-	-	-	-	(101,233)
Total	$(24,124,028)	$84,824	$(4,812,226)	$(2,576,070)	$1,234,800	$(30,192,700)

FS Chiron SMid Opportunities Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Foreign exchange contracts	$-	$2,645	$-	$-	$-	$2,645
Equity contracts	-	-	(23,107)	-	-	(23,107)
Total	$-	$2,645	$(23,107)	$-	$-	$(20,462)

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

Change in unrealized appreciation/(depreciation) on derivatives recognized in operations:

FS Chiron Capital Allocation Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Interest rate contracts	$727,916	$-	$-	$-	$-	$727,916
Foreign exchange contracts	-	-	-	2,510,164	(1,230,286)	1,279,878
Equity contracts	(3,116,328)	-	273,281	63,900	-	(2,779,147)
Credit Contracts	-	-	(115,619)	-	-	(115,619)
Commodity contracts	(423,558)	-	-	-	-	(423,558)
Total	$(2,811,970)	$-	$157,662	$2,574,064	$(1,230,286)	$(1,310,530)

FS Chiron SMid Opportunities Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options	Written Options	Total
Equity contracts	$-	$-	$(21,384)	$-	$-	$(21,384)
Total	$-	$-	$(21,384)	$-	$-	$(21,384)

The following discloses the volume of the Fund’s forward foreign currency contracts, futures contracts, swap contracts and option contracts activity during the period ended October 31, 2021.

In the FS Chiron Capital Allocation Fund, for the year ended October 31, 2021, the average market value amount of futures contracts was as follows:

Average Quarterly Market Value Balance Long	$115,145,780
Average Quarterly Market Value Balance Short	$(76,884,292)

The FS Chiron SMid Opportunities Fund did not hold futures contracts during period ends throughout the year.

For the year ended October 31, 2021, the average market value amount of Total Return swap contracts held by the Funds were as follows:

FS Chiron Capital Allocation Fund

Average Quarterly Market Value Balance Long	$27,017,335
Average Quarterly Market Value Balance Short	$(26,643,155)

FS Chiron SMid Opportunities Fund

Average Quarterly Market Value Balance Long	$675,762
Average Quarterly Market Value Balance Short	$(666,764)

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

For the year ended October 31, 2021, the average market value amount of Credit Default swap contracts held by the Funds were as follows:

FS Chiron Capital Allocation Fund

Average Quarterly Market Value Balance Long	$—
Average Quarterly Market Value Balance Short	$(1,091,712)

The FS Chiron SMid Opportunities Fund did not hold Credit Default swap contracts during period ends throughout the year.

In the FS Chiron Capital Allocation Fund, for the year ended October 31, 2021, the average value of purchased and written option contracts held were as follows:

Average Quarterly Market Value Contracts Purchased	$112,644
Average Quarterly Market Value Contracts Written	$—

The FS Chiron SMid Opportunities Fund did not hold purchased or written option contracts during period ends throughout the year.

4. Offsetting Assets and Liabilities:

The Funds are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Funds as of October 31, 2021:

FS Chiron Capital Allocation Fund
Counterparty	Gross Assets- Recognized in the Statements of Assets and Liabilities	Gross Liabilities- Recognized in the Statements of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)†	Net Amount
	Swap Contracts	Swap Contracts

Morgan Stanley	$43,591	$-	$43,591	$-	$43,591

Total	$43,591	$-	$43,591	$-	$43,591

FS Chiron Smid Opportunities Fund
Counterparty	Gross Assets- Recognized in the Statements of Assets and Liabilities	Gross Liabilities- Recognized in the Statements of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)†	Net Amount
	Swap Contracts	Swap Contracts

Morgan Stanley	$8,889	$(30,273)	$(21,384)	$21,384	$-

Total	$8,889	$(30,273)	$(21,384)	$21,384	$-

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

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OCTOBER 31, 2021

Capital Contribution by FS Investments

In April 2021, Franklin Square Holdings, L.P. (which does business as FS Investments and wholly owns FS Chiron Investment Management, LLC (the “adviser”)) and its affiliate purchased $23,000,000 of FS Chiron SMid Opportunities Fund Class I Shares. As of October 31, 2021, FS Investments and its affiliate held 1,585,114 FS Chiron SMid Opportunities Fund Class I Shares valued at approximately $23,618,194 based on the NAV per share on such date. FS Investments and its affiliate may own a significant percentage of the FS Chiron SMid Opportunities Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other shareholders subscribe or redeem shares in the future. Depending on the size of this ownership at any given point in time, it is expected that FS Investments and its affiliate will, for the foreseeable future, either control FS Chiron SMid Opportunities Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.

6. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2021, the FS Chiron Capital Allocation Fund and the FS Chiron SMid Opportunities Fund paid $747,946 and $23,037, respectively, for these services.

The Trust has adopted a Distribution Plan with respect to Class A and Class C Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the A Shares and up to 1.00% of the average daily net assets of the C Shares as compensation for distribution and shareholder services. For the year ended October 31, 2021, the Funds incurred the following for these services:

Distribution Fees
FS Chiron Capital Allocation Fund
Class I	$–
Class A	528
Class C	3,857
FS Chiron SMid Opportunities Fund
Class I	$–
Class A	15
Class C	59

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OCTOBER 31, 2021

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Asset Manager Solutions, Inc. (“DST”) serves as transfer agent for the Funds under the transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on average daily net assets of each Fund:

Advisory Fee Rate
FS Chiron Capital Allocation Fund	0.95%
FS Chiron SMid Opportunities Fund	0.90%

The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.20% until February 28, 2023 for the FS Chiron SMid Opportunities Fund. Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2021. The Adviser may recover all or a portion of its fee reductions or expense limitations within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual Fund operating expenses are below the expense limitation. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days prior written notice to the Trust, effective as of the close of business on February 28, 2023 for the FS Chiron SMid Opportunities Fund.

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels as set forth above, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place.

The FS Chiron Capital Allocation Fund has no contractual expense limitation. As of October 31, 2021, fees for the FS Chiron SMid Opportunities Fund which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed were $92,619, $79,282 and $78,104, expiring in 2022, 2023 and 2024, respectively.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2021, were as follows:

	FS Chiron Capital Allocation Fund	FS Chiron SMid Opportunities Fund
Purchases
U.S. Government	$242,355,698	$—
Other	2,932,904,061	101,908,679
Sales
U.S. Government	$62,374,535	$—
Other	2,614,301,444	67,387,510

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S.GAAP.As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Total
FS Chiron Capital Allocation Fund 2021	$ 809,053	$809,053
2020	7,925,706	7,925,706
FS Chiron SMid Opportunities Fund 2021	75,480	75,480
2020	51,843	51,843

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	FS Chiron Capital Allocation Fund	FS Chiron SMid Opportunities Fund
Undistributed Ordinary Income	$22,876,566	$1,060,977
Undistributed Long-Term Capital Gain	18,321,665	206,672
Other Temporary Differences	(45,843)	(221)
Unrealized Appreciation (Depreciation)	58,185,550	3,049,791

Total Distributable Earnings (Accumulated Losses)	$99,337,938	$4,317,219

The Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, postenactment capital losses that are carried forward will retain their as either short-term or long-term capital losses carried forward.

As of October 31, 2021, neither fund have capital losses carried forward.

During the fiscal year ended October 31, 2021, the following funds utilized the prior year capital loss carryforward:

	Short-Term Loss	Long-Term Loss
FS Chiron Capital Allocation Fund	$ (146,431,925)	$ —
FS Chiron SMid Opportunities Fund	(439,790)	(85,291)

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to losses from wash sales, investments in partnerships, Perpetual Debt Adjustments, Investments in Passive Foreign Investment Companies and Investments in derivatives which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, including derivatives, held by the Funds at October 31, 2021, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
FS Chiron Capital Allocation Fund	$1,172,363,481	$74,772,298	$(16,586,748)	$58,185,550
FS Chiron SMid Opportunities Fund	44,175,036	4,688,888	(1,639,097)	3,049,791

10. Concentration of Risks:

As with all management investment companies, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Asset-Backed Securities Risk (FS Chiron Capital Allocation Fund) — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Bank Loans Risk (FS Chiron Capital Allocation Fund) — The Fund may purchase assignments of portions of bank loans from third parties or by investing in participations in bank loans. With respect to loans purchased by assignment, the Fund generally has a contractual relationship with the borrower and, therefore, direct rights against the borrower in the event of a default. With respect to participations, the Fund typically has a contractual right with the lender, generally a bank selling the participation, and, therefore, assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender but may not have a senior claim to the lender’s loan to the borrower. Certain bank loans, including certain participations in bank loans, may be illiquid and the Fund may not be able to sell such loans quickly for a fair price. While a liquid secondary market for bank loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of bank loans are generally subject to the contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell bank loans, may negatively impact the transaction price, may result in delayed settlement of bank loan transactions, and/or may delay the Fund’s ability to make timely redemptions of Fund shares. In addition, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the Fund’s ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a bank loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities law.

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OCTOBER 31, 2021

Commodity-Related Investments Risk (FS Chiron Capital Allocation Fund) — The FS Chiron Capital Allocation Fund may seek to gain exposure to certain markets, including precious metals and other commodity markets, in whole or in part, through investments in the Chiron Capital Allocation Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary, unlike the Fund, may have significant exposure to commodities through investments in commodity futures contracts, other commodity-related derivative instruments and pooled investment vehicles that invest in commodities and commodity-related derivative instruments (collectively, “Commodity-Related Investments”). The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by FS Chiron.

Exposure to the commodities markets through Commodity-Related Investments may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, changes in interest or currency exchange rates, population growth and changing demographics and factors affecting a particular industry or commodity, such as drought, floods or other weather conditions, transportation bottlenecks or shortages, competition from substitute products, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military, legal and regulatory developments. Additionally, the value of Commodity-Related Investments may be influenced by, among other things, time to maturity, level of supply and demand for the instrument, interest rates, volatility and lack of liquidity in underlying markets, the performance of the reference commodity or instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference commodity or instrument. Further, a lack of liquidity, participation of speculators and government regulation and intervention, among other factors, may subject commodity markets to temporary distortions or other disruptions, which may, in turn, subject the Fund to losses.

Convertible Securities Risk (FS Chiron Capital Allocation Fund) — Convertible securities are bonds, debentures, notes or preferred stock that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

Credit Risk (FS Chiron Capital Allocation Fund) — Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities (junk bonds) involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities (junk bonds) may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency Risk (Both Funds) — Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject a Fund to additional risks and the value of the Fund’s investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

Derivatives Risk (Both Funds) — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. The primary risk of derivative instruments is that changes in the market value of securities held by a Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of an investment in the Fund to decrease. Forward Contracts Risk, Futures Contracts Risk, Options Risk and Swap Agreements Risk are each discussed below in further detail.

Equity Risk (Both Funds) — The price of equity securities may fall over short or extended periods of time. Equity security prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of equity securities held by

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
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a Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of equity securities issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Extension Risk (FS Chiron Capital Allocation Fund) — Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed Income Market Risk (FS Chiron Capital Allocation Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these market conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk (Both Funds) — Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio.

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Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Forward Contracts Risk (Both Funds) — A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forward contracts are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section. Forward currency contracts are also subject to currency risk, which is described elsewhere in this section.

Futures Contracts Risk (Both Funds) — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

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OCTOBER 31, 2021

High Yield Securities Risk (FS Chiron Capital Allocation Fund) — High Yield securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

Interest Rate Risk (FS Chiron Capital Allocation Fund) — Interest rate risk is the risk that the Fund’s yields will decline due to falling interest rates. A rise in interest rates typically causes a fall in values of fixed income securities, including U.S. government securities, in which the Fund invests, while a fall in interest rates typically causes a rise in values of such securities.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measure price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of three means the price of a debt security will change about 3% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Leverage Risk (Both Funds) — A Fund’s investment in derivatives may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Both Funds) — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk (Both Funds) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which a Fund invests

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Mortgage-Backed Securities Risk (FS Chiron Capital Allocation Fund) — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities in which the Fund invests may not be issued or guaranteed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. government. However, with respect to these mortgage-backed securities, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Options Risk (Both Funds) — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
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a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Prepayment Risk (FS Chiron Capital Allocation Fund) — The Fund’s investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

REITs Risk (Both Funds) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear the expenses of the REITs. A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be

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affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Stock Connect Investing Risk (Chiron Capital Allocation Fund) — The Fund may invest in A-Shares of companies based in the People’s Republic of China (“PRC”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares during the time when Stock Connect is not trading. Because of the way in which A-Shares are held in Stock Connect, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Structured Notes Risk (FS Chiron Capital Allocation Fund) — Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

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OCTOBER 31, 2021

Swap Agreements Risk (Both Funds) — Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement. Swaps could result in losses to a Fund if the underlying reference asset does not perform as anticipated. The value of swaps, like other derivatives, may be volatile and may result in losses for a Fund. Swaps are also subject to correlation risk, credit risk, leverage risk, liquidity risk, market risk and valuation risk, each of which are discussed above. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument.

Tax Risk (FS Chiron Capital Allocation Fund) — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests directly in Commodity-Related Investments. In order for the Fund to qualify as a RIC under the Code, the Fund must, amongst other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “qualifying income test”, which is described in more detail in the section titled “Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-related derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and accordingly expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Adviser will monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Fund’s asset diversification test as described in more detail in the SAI.

In addition, certain of the Fund’s Commodity-Related Investments, such as certain commodity-related derivative instruments, when made directly may not produce qualifying income to the Fund for purposes of satisfying the qualifying income test (as described in the SAI), which must be met in order for the Fund to maintain its status as a RIC under the Code. To the extent the Fund invests in Commodity-Related Investments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or may not be able to accurately predict the non-qualifying income from these investments.

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The extent to which the Fund directly or indirectly invests in Commodity-Related Investments may be limited by the qualifying income and asset diversification tests, which the Fund must continue to satisfy to maintain its status as a RIC. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income requirement, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The tax treatment of certain Commodity-Related Investments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

11. Concentration of Shareholders:

At October 31, 2021, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders Institutional Shares	% Ownership
FS Chiron Capital Allocation Fund
Class I	3	57%
Class A	2	82%
Class C	2	49%
FS Chiron SMid Opportunities Fund
Class I	2	64%
Class A	1	100%
Class C	1	100%

12. Subsequent Events:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian, announced that BBH had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2022 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Funds’ custodian effective as of the Closing Date.

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraphs) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2021.

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OCTOBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of FS Chiron Capital Allocation Fund and FS Chiron SMid Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FS Chiron Capital Allocation Fund and FS Chiron SMid Opportunities Fund (two of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021

Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 30, 2021

We have served as the auditor of one or more investment companies in FS Chiron Investment Management LLC since 2015.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2021 to October 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Annualized Expense Ratios	Expenses Paid During Period**
FS Chiron Capital Allocation Fund
Actual Fund Return
Class I Shares	$1,000.00	$989.80	1.16%	$5.82
Class A Shares	1,000.00	1,005.50	1.55	4.56
Class C Shares	1,000.00	1,003.00	2.26	6.64
Hypothetical 5% Return
Class I Shares	$1,000.00	$1,019.36	1.16%	$5.90
Class A Shares	1,000.00	1,017.30	1.55	7.84
Class C Shares	1,000.00	1,013.74	2.26	11.41
FS Chiron SMID Opportunities Fund
Actual Fund Return
Class I Shares	$1,000.00	$1,014.80	1.20%	$6.09
Class A Shares	1,000.00	1,049.30	1.47	4.42
Class C Shares	1,000.00	1,047.20	4.72	6.69
Hypothetical 5% Return
Class I Shares	$1,000.00	$1,019.16	1.20%	$6.11
Class A Shares	1,000.00	1,017.70	1.47	7.44
Class C Shares	1,000.00	1,013.89	4.72	11.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 107/365 (to reflect the one-half period shown).

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THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

TRUSTEE AND OFFICERS OF THE ADVISOR’S INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES [2,3]

WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

NICHELLE MAYNARD-ELLIOT (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-924-4766. The following chart lists Trustees and Officers as of October 31, 2021.

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder SeriesTrust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director Nominee for Lucid Group, Inc.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.

JAMES BERNSTEIN (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

ANDREW METZGER (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) and Anit-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

Other Directorships Held in the Past Five Years

None.

None.

None.

None.

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

APPROVAL OF INVESTMENTS ADVISORY AGREEMENT

FS Chiron Capital Allocation Fund

FS Chiron SMid Opportunities Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 23, 2021 to decide whether to renew the Agreement for an additional one-year term (the “September Meeting”). The September Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the September Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the September Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the September Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the September Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the September Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the FS Chiron Capital Allocation Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the FS Chiron Capital Allocation Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the FS Chiron SMid Opportunities Fund.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	FS CHIRON FUNDS
OCTOBER 31, 2021 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the year ended October 31, 2021, the Funds are designating the following items with regard to distributions paid during the year:

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Recievable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)	Qualifying Business Income (6)
FS Chiron Capital Allocation Fund	0.00%	100.00%	100.00%	58.02%	99.94%	0.00%	0.00%	0.00%	0.00%
FS Chiron SMid Opportunities Fund	0.00%	100.00%	100.00%	82.79%	89.23%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

FS Chiron Funds

P.O. Box 588

Portland, ME 04112

1-877-9-CHIRON (924-4766)

Adviser:

FS Chiron Investment Management LLC

10 East 53rd Street, 20th Floor

New York, NY 10022

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

CHI-AR-001-0600

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$730,515	None	$11,990	$581,815	None	$607,218
(b)	Audit-Related Fees	$4,000	None	None	$4,000	None	None
(c)	Tax Fees(2)	None	None	$90,000	None	None	$505,050
(d)	All Other Fees	None	None	$1,473	None	None	$15,941

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$128,050	None	None	$76,830	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,800	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) relate to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021				2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$25,000	None	None		None	None	None
(b)	Audit-Related Fees	None	None	None		None	None	None
(c)	Tax Fees	None	None	None		None	None	None
(d)	All Other Fees	None	None	$206,957	(3)	None	None	$200,314	(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $91,473 and $520,991 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $206,957 and $200,314 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by,

or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 7, 2022